SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2011
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DENDREON CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

3005 First Avenue
Seattle, Washington
98121
(Address of principal executive offices) (zip code)

(206) 256-4545
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 30, 2011, Dendreon Corporation (the “Company”) announced that the Centers for Medicare and Medicaid Services (“CMS”) issued draft guidance for its National Coverage Decision of PROVENGE® (sipuleucel-T), an autologous cellular immunotherapy for the treatment of asymptomatic or minimally symptomatic metastatic castrate resistant (hormone refractory) prostate cancer, of which a final decision from CMS is expected by June 30, 2011.  See attached Exhibit 99.1 for the full text of the Company’s statement.

The Company also announced that its Board of Directors has set the date for the Company's Annual Meeting of Stockholders as well as the record date for stockholders eligible to vote at the meeting.

The Annual Stockholders' Meeting will be held on Tuesday, June 21, 2011 at 9:00 am Central Time at the Museum of Science and Industry, 57th Street and Lake Shore Drive, Chicago, Illinois 60637.  Stockholders of record as of the close of business on April 22, 2011 will be eligible to vote at the meeting.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

99.1	Dendreon Corporation statement dated March 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

	By:	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Executive Vice President, General Counsel and Secretary
March 31, 2011